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                                                                   EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  As independent certified public accountants, we hereby consent to the incorporation by reference of our report dated December 18, 1997 included in this Current Report on Form 8-K into the Company's previously filed Registration Statement File Nos. 33-80657, 333-15043, 333-15107 and 333-30427.

/s/ Arthur Andersen LLP

Jacksonville, Florida
December 22, 1997